Exhibit 10.1
SECOND AMENDMENT
TO
FIRST AMENDED AND RESTATED LOAN AGREEMENT DATED SEPTEMBER 23, 1996 BY AND BETWEEN SABA PETROLEUM COMPANY, ET AL.
AND BANK ONE, TEXAS, N.A.
This Second Amendment to the First Amended and Restated Loan Agreement dated September 23, 1996 (this "Second Amendment") by and between SABA PETROLEUM COMPANY, a Delaware corporation, successor by merger to Saba Petroleum Company, a Colorado corporation (the "Borrower") et al., and BANK ONE, TEXAS, N.A., a national banking association (the "Bank"), is entered into on this day of August 1997, effective as of May 1, 1997.

W I T N E S S E T H:

Borrower and Bank have entered into a First Amended and Restated Loan Agreement dated September 23, 1996, as amended by the First Amendment thereto dated November 5, 1996 (collectively, the "Loan Agreement").

Borrower has requested that Bank amend certain provisions of the Loan Agreement, and the Bank has agreed to such amendments to the extent expressly set forth herein.

NOW, THEREFORE, in consideration of the promises herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged by the Borrower and the Bank, and each intending to be legally bound hereby, the parties agree as follows:

I.        Specific Amendments to Loan Agreement.

Article I is hereby amended by adding or replacing, as applicable, the following definitions:

         "Borrowing Base II" means the maximum amount that will be made available to Borrower for the development of Oil and Gas Properties of Guarantors existing on the date of this Agreement, which is initially
$2,000,000.00 as of the date of this Agreement, and as redetermined at the discretion of the Bank from time to time in accordance with Section 2.03 of this Agreement; provided, however, that from and after the effective date of the Second Amendment, Borrowing Base II shall be $0.00.

         "Conversion Date" means July 1, 1999.

         "Floating Rate" means the Bank's Base Rate in effect from time to time plus twenty-five hundredths of one percent (0.25%).
1

         "LIBOR Rate" means a rate per annum equal to the sum of LIBOR for the Interest Period for which interest is to be determined at the LIBOR Rate, plus two and twenty-five hundredths percent (2.25%) per annum.

         "Revolving Commitment Limit" means $18,600,000.00 as of the date of the Second Amendment, and such different amounts as are subsequently established, from time to time, pursuant to Section 2.19 hereof.

         "Second Amendment" means the Second Amendment to this Agreement executed by Borrower and Bank on August , 1997.

         "Termination Date" means July 1, 2002.

Section 2.01 is amended by adding the following text after the first sentence of the second grammatical paragraph thereof:

Following the date of the Second Amendment, the Borrower shall not be entitled to request and the Bank shall not be obligated to advance any additional Borrowing Base II Loans.

Section 2.03 is amended by deleting the first grammatical paragraph thereof in its entirety, and inserting the following text in its place:

As of May 1, 1997, Borrowing Base I is redetermined to be Eighteen Million Six Hundred Thousand and No/100 Dollars ($18,600,000.00), which shall thereafter decline in the amount of $435,000.00, monthly, beginning on June 1, 1997, and continuing on the first day of each successive month thereafter until the effective date of the next redetermination of the Borrowing Base as set forth in this Section. As of the effective date of the Second Amendment, Borrowing Base II is redetermined to be $0.00, and Borrowing Base II shall remain at $0.00 and shall not be redetermined throughout the remaining term of this Agreement.

         Article III is hereby amended by adding the following new Section 3.14 thereto:

3.14 Closing of Second Amendment. Prior to the funding of any Loans that are based on the availability resulting from the increase in the Borrowing Base pursuant to the Second Amendment, in addition to Borrower satisfying the requirements of the other applicable Sections of Article III, the Bank shall have received:

(a) a certificate of the secretary or assistant secretary of Borrower and of Saba Petroleum, Inc. attesting to the adoption of resolutions by Borrower and Saba Petroleum, Inc. authorizing the transactions evidenced by the Second Amendment.
2

(b) a Compliance Certificate executed by Borrower.

(c) a mortgage of the Oil and Gas Properties of Saba Petroleum, Inc., that are described on Exhibit "A" to the Second Amendment, pursuant to which such properties are mortgaged to secure the obligations of Borrower to the Bank and Saba Petroleum, Inc.'s obligations under its Guaranty to the Bank.

(d) a WCC-1 Financing Statement, in form and substance satisfactory to the Bank, relating to the instruments identified in clause (c), above.

(e) Transfer Order Letters, in form and substance satisfactory to the Bank, from Saba Petroleum, Inc. to the Bank covering Saba Petroleum, Inc.'s interest in production from the Oil and Gas Properties described on Exhibit "A" to the Second Amendment.

(f) such other documents and instruments as Bank may reasonably request.

The terms "satisfactory evidence" or "evidence satisfactory to the Bank," as used in this Section 3.14, means evidence satisfactory to the Bank, in its sole discretion.

Article V is hereby amended by deleting Section 5.32 thereof in its entirety.

Section 6.11 is hereby amended in its entirety to read as follows:

         6.11 Intercompany Investments. Make any loans, advances or investments to any Subsidiary or Affiliate of Borrower who is not a Guarantor exceeding $2,000,000.00 per year, on a tolling four-quarter basis, net of any cash equity raised through sales of shares of Borrower.

Section 6.14 is hereby amended by replacing "$200,000.00" with of "$300,000.00".

II. Reaffirmation of Representations and Warranties. To induce the Bank to enter into this Second Amendment, the Borrower and each Guarantor hereby reaffirms, as of the date hereof, its representations and warranties contained in Article IV of the Loan Agreement and in all other documents executed pursuant thereto, and additionally represents and warrants as follows:

         A. The execution and delivery of this Second Amendment and the performance by the Borrower and each Guarantor of its obligations under this Second Amendment are within the Borrower's and each Guarantor's power, have been duly authorized by all necessary corporate action, have received 3 all necessary governmental approval (if any shall be required), and do not and will not contravene or conflict with any provision of law or of the charter or by-laws of the Borrower or any Guarantor or of any agreement binding upon the Borrower or any Guarantor.

         B. The Loan Agreement as amended by this Second Amendment represents the legal, valid and binding obligations of the Borrower and each Guarantor, enforceable against each in accordance with their respective terms subject as to enforcement only to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally.

         C. No Event of Default or Unmatured Event of Default has occurred and is continuing as of the date hereof.

III. Defined Terms. Except as amended hereby, terms used herein that are defined in the Loan Agreement shall have the same meanings herein.

IV. Reaffirmation of Loan Agreement. This Second Amendment shall be deemed to be an amendment to the Loan Agreement, and the Loan Agreement, as further amended hereby, is hereby ratified, approved and confirmed in each and every respect. All references to the Loan Agreement herein and in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Loan Agreement as amended hereby.

V. Entire Agreement. The Loan Agreement, as hereby further amended, embodies the entire agreement between the Borrower, the Guarantors and the Bank and supersedes all prior proposals, agreements and understandings relating to the subject matter hereof. The Borrower and each Guarantor certifies that it is relying on no representation, warranty, covenant or agreement except for those set forth in the Loan Agreement as hereby further amended and the other documents previously executed or executed of even date herewith.

VI. Governing Law. THIS SECOND AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. This Second Amendment has been entered into in Harris County, Texas, and it shall be performable for all purposes in Harris County, Texas. Courts within the State of Texas shall have jurisdiction over any and all disputes between the Borrower and the Bank, whether in law or equity, including, but not limited to, any and all disputes arising out of or relating to this Second Amendment or any other Loan Document; and venue in any such dispute whether in federal or state court shall be laid in Harris County, Texas.

VII. Severability. Whenever possible each provision of this Second Amendment shall be interpreted in such manner as to be
4

-
effective and valid under applicable law, but if any provision of this Second Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Second Amendment.

VIII. Execution in counterparts. This Second Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument, and any signed counterpart shall be deemed delivered by the party executing such counterpart if sent to any other party hereto by electronic facsimile transmission.

IX. Section Captions. Section captions used in this Second Amendment are for convenience of reference only, and shall not affect the construction of this Second Amendment.

X. Successors and Assigns. This Second Amendment shall be binding upon the Borrower, each Guarantor and the Bank and their respective successors and assigns, and shall inure to the benefit of the Borrower, each Guarantor and the Bank and the respective successors and assigns of the Bank.

XI Non-Application of Chapter 15 of Texas Credit Codes. The provisions of Chapter 15 of the Texas Credit Code (Vernon's Texas Civil Statutes, Article 5069-15) are specifically declared by the parties hereto not to be applicable to the Loan Agreement as hereby further amended or any of the other Loan Documents or to the transactions contemplated hereby. XII Notice. THIS SECOND AMENDMENT TOGETHER WITH THE LOAN AGREEMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed as of the day and year first above written.
BORROWER
SABA PETROLEUM COMPANY

By:  /s/
     Walton C. Vance
Chief Financial Officer
5

                         BANK
                         BANK ONE, TEXAS, N.A.

                         By: /s/ Linda F. Masera
                                 Vice President

GUARANTORS:

SABA ENERGY OF TEXAS, INCORPORATED

By: /s/ Bradley T. Katzung
            President

SABA PETROLEUM, INC.

By: /s/ Herb Miller
        President

SABA PETROLEUM OF MICHIGAN, INC.

By: /s/ Bradley T. Katzung
            President

MV VENTURES, G.P.

By: Saba Energy of Texas, Incorporated,
    Managing Partner

         By: /s/ Bradley T. Katzung
             President

EXHIBIT "A"


PROPERTY DESCRIPTION
Casmalia Area
Santa Barbara, California


Lease/Unit                                  WI                       NRI
Producing Wells

Arellanes:
   Arellanes 82                           1.0000                    .8318750
   Arellanes 103

Bonetti:
     Bonetti 1                           1.0000                     .8333333
     Bonetti 2
     Bonetti 4

Morganti:
     Morganti 1 1.0000 .8318750 Morganti 3 Morganti 4 Morganti 11 Morganti 25 Morganti 33 Morganti 56 Morganti 61 Morganti 62 Morganti 63 Morganti 64 Morganti 65 Morganti 67 Morganti 68 Morganti 71 Morganti 73 Morganti 75

Musico:
     Musico 1                               1.0000                     .8333333
         Musico 2

Righetti:
         Righetti 4                         1.0000                     .8068750

Escolle:                                    1.0000                     .8333333

Lospe:                                      1.0000                     .8333333
A1

Oil and Gas Lease Descriptions
Casmalia Area
Santa Barbara, California

I. Arellanes Lease

         A. SUBJECT ACREAGE: Portion of Punta de la Laguna Rancho, located in Section 13, Township 9 North, Range 35 West, and Sections 7 and 18 of
Township 9 North, Range 34 West, containing 434.64 acres, more or less, all as more fully described in said leases.
         B.       SUBJECT LEASES:
                  1. Oil and Gas Lease dated August 16, 1930 by and between Charles T.Arellanes, et al, as Lessor, and O.C. Field, as Lessee, and recorded in
                           Volume 220, Page 421 of the Records of
                           Santa Barbara County, California, as amended;
                  2. Oil and Gas Lease dated April 18, 1945 by and between Edward Bonetti, et al, as Lessor, and Fullerton Oil Company, as Lessee, and recorded in Volume 649, Page
                           176  of  the   Records  of  Santa   Barbara   County,
                           California, as amended;
II. Bonetti Lease
         A.       SUBJECT ACREAGE: Portion of Punta de la Laguna, located in
                           Sections 12 and 13 of Township 9 North, Range 35 West, and Sections 7 and 18 of Township 9 North, Range 34 West, containing 184.00 acres, more or less.
         B.        SUBJECT LEASE:

                           1. Oil and Gas Lease dated November 1, 1964 by and between T.R. Bonetti, et al, as Lessor, and Union Oil Company of California, as Lessee, and recorded in Volume 2104, Page 1188 of the Records of Santa Barbara County, California, as amended;
III. Escolle Lease

         A.       SUBJECT ACREAGE:

         Parcel I - Commencing at the Northeast corner of the Escolle property being the terminous of the eighth course in the lands described in Oil and Gas Lease dated January 7, 1980 between Escolle Tenants-In-Common, as Lessor, and Union Oil Company of California, as Lessee, a Memorandum of which was recorded May 29, 1980 in Book 80, Page 21450, Official Records of Santa Barbara County, California, from which corner No. 13 of Rancho Todos Santos, marked T.S. No. 13, bears North Westerly 64.00 chains to a point on the section line between Sections twenty-one (21) and twenty-eight (28), Township 9 North, Range 34
A-2

         West, S.B.B. & M., 22.72 chains westerly from the common corner to Sections 21, 22, 27 and 28, T9N., R34W., S.B.B. & M., thence West,
         25.51 chians to a station; thence North, 35.28 chains to said Corner No. 13; thence from said point of commencement, North 85 (degree) 17' 4" West, 2770.0 feet to the true point of beginning; thence from said true point of beginning the following courses and distances: West, 1591.4 feet; South, 710.5 feet; West, 414.9 feet; South, 829.0 feet; East, 658.2 feet; South, 626.9 feet; East, 1278.9 feet; South, 654.8 feet; to a point on the southernly line of Block II of said Escolle lease; thence East, along said south line 805.8 feet; thence North, 2093.0 feet; thence West, 736.7 feet; thence North, 728.2 feet to the true point of beginning and containing 120 acres, more or less.

         Parcel II - Commencing at corner No. 13 of Rancho Todos Santos marked T.S. No. 13 from which a live oak 15 inches in diameter bears South 37(degree) West, 6.30 chains distant; thence along the north line of said Rancho North 83(degree) 43' West, 103.25 chains to a station; thence South, 77.96 chains to a station; thence East, 70.40 chains to the true point of beginning from which the one-quarter (1/4) section corners between Sections 28 and 29, T9N., R34W., S.B.B. & M. bears South, 8.70 chains distant; thence from said true point of beginning the following courses and distances; North, 718.2 feet; West, 646.6 feet; North, 900.4 feet; West, 884.0 feet; South, 1106.2 feet; East,
         299.6 feet; South, 512.4 feet to a point on the southernly line of Block I of said Escolle Lease; thence East along said south line 1231.1 feet to the true point of beginning and containing 40 acres, more or less.

         Parcell III- Commencing at corner No. 13 of Rancho Todos Santos marked T.S. No. 13 from which a live oak 15 inches in diameter bears South 37(degree) West, 6.30 chains distant; thence along the north line of said Rancho North 83(degree) 43' West, 103.25 chains to a station; thence South, 77.96 chains to a station; thence East, 70.40 chains to a station from which the one-quarter (1/4) Section corners between Sections 28 and 29, T9N., R34W., S.B.B. & M. bears South, 8.70 chains distant; thence South, 176.8 feet to a point "on" the east line of Block II of said Escolle Lease and the true point of beginning; thence continuing South through said one-quarter (1/4) section corners and along said east line 934.0 feet; thence East, 934.0 feet; thence North,
         934.0 feet; thence West, 934.0 feet to the true point of beginning and containing 20 acres, more or less.

B.       SUBJECT LEASES:

         1. Oil and Gas Lease dated September 25, 1947 by and between Escolle Estate Company, as Lessor, and Union Oil Company of California, as Lessee, and recorded in Volume 736, Page 290 of the O.R. of Santa Barbara County, California, as amended;

         2. Oil and Gas Lease dated January 7, 1980 by and between Escolle Tenants in-Common, as Lessors and Union Oil Company of
                  California, as Lessee, a memorandum of which is recorded as Document #80-21450 of the O.R.
                  of Santa Barbara, California, as amended;
A-3

IV. Muscio Lease

         A. SUBJECT ACREAGE: Portion of Subdivision No. 16 of the Rancho Punta de la Laguna, located in Section 24 of Township 9 North, Range 35 West, containing 30.00 acres, more or less.

SUBJECT LEASE:

                  1. Oil and Gas Lease dated November 19, 1971 by and between
                     Ted H.Muscio, et al, as Lessor, and Union Oil Company of California, as Lessee, and recorded in Volume 2386, Page 581 of the O.R. of Santa Barbara County, California, as amended;

V. Morganti Lease

         A. SUBJECT ACREAGE: Portion of Rancho Punta de la Laguna, located in Sections 13 and 24 of Township 9 North, Range 35 West, and Sections 18 and 19 of Township 9 North, Range 34 West, containing 491.00 acres, more or less; and Those portions of Subdivision No. 15 of the Rancho Punta de la Laguna, in the County of Santa Barbara, State of California, according to the Final Decree of Partition of said Rancho dated November 5, 1880, a certified copy of said Decree having been recorded in Book "W" of Deeds at page 333, record of said County. Containing in the aggregate, 62.86 acres, more or less.

         B. SUBJECT LEASE:

                           1. Oil and Gas Lease dated August 18, 1930 by and between Guiseppe Morganti, as Lessor and O.C. Field, as Lessee, and recorded in Volume 222, Page 538 of the O.R. of Santa Barbara County, California, as amended;

                           2. Oil and Gas Lease evidenced by Memorandum of Oil and Gas Lease dated November 20,
                                    1995 by and between Morganti Ranch, a
                                    Limited Partnership and Saba Petroleum,
                                    Inc., Counterpart #1 of which has been
                                    recorded February 1, 1996 under File No.
                                    96-006527 in the Official Records of Santa
                                    Barbara County, California; Counterpart #2
                                    of which has been recorded February 1, 1996 under File No. 96-006528 in the Official Records of Santa Barbara County, California; and Counterpart #3 of which has been recorded February 1,1996 under File No. 96-006529 in the Official Records of Santa Barbara County, California.

VI. Righetti Lease
         A. SUBJECT ACREAGE: Portion of Lot or Subdivision No. 13 of the Rancho Punta de la Laguna, located in Section 13 of Township 9 North, Range 35 West, containing 40.00 acres, more or less, INSOFAR AND ONLY INSOFAR as it covers rights to a depth of 4,500'.
A-4

SUBJECT LEASE:

         1. Oil and Gas Lease dated February 8, 1934 by and between E. Righetti, et al, as Lessor, and William W.Porter, II, as Lessee, and recorded in Volume 301, Page 59 of the O.R. of Santa Barbara County, California, as amended;

VII. Righetti  "B" Lease

         A. SUBJECT ACREAGE: Portion of Lot or Subdivision No. 13 of the Rancho Punta de la Laguna, located in Sections 13 and 14 of Township 9 North, Range 35 West, containing 40.00 acres, more or less, INSOFAR AND ONLY INSOFAR as it covers rights lying below 4,500'.

SUBJECT LEASE:

         1. Oil and Gas Lease dated June 24, 1965 by and between Ernest Righetti, et al, as Lessor, and Union Oil Company of California, as Lessee, and recorded in Volume 2112, Page 677 of the O.R. of Santa Barbara County, California, as amended.
A-5